UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report: February 25, 2015

Signature Group Holdings, Inc.

Delaware	001-08007	46-3783818
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15301 Ventura Boulevard, Suite 400 Sherman Oaks, California 91403
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (805) 435-1255

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On February 25, 2015, Signature Group Holdings, Inc. (the “Company”) issued a press release announcing the final results of its previously announced completed stapled rights offering (the “Rights Offering”) with respect to its holders of common stock, which expired on February 20, 2015. The Company reported that it received basic subscriptions and requests for oversubscriptions for a total of 17,241,514 shares, and that because 7,899,215 basic subscriptions were received out of maximum offering of 9,751,773 shares, a total of 1,852,558 shares will be issued to fulfill oversubscription requests. The Company also reported that it will allocate the oversubscription shares to the holders who validly exercised oversubscription rights on a pro rata basis, based on such holders’ common stock ownership prior to exercising subscription rights and up to the level of subscription payments received from such holders.

As reported, the closing of the Rights Offering and the issuance of the shares of common stock to subscribing holders are contingent upon the consummation of its previously announced pending acquisition of the global recycling and specification alloys business of Aleris Corporation, to occur on or about February 27, 2015. The Company estimated that within the next few business days, the subscription agent for the Rights Offering will issue 7,899,215 shares in respect of all valid basic subscriptions and 1,852,558 shares in respect of the oversubscription requests that have been fulfilled. In addition, the subscription agent will distribute refund checks, as applicable, for unfulfilled oversubscription requests.  As a result of the Rights Offering, the Company’s outstanding common stock will increase by 9,751,773 shares.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 8.01 by reference.

ThE Rights Offering is being made only by means of the prospectus supplement, dated January 29, 2015. THIS CURRENT REPORT ON FORM 8-K SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES OF SIGNATURE GROUP HOLDINGS, INC., NOR SHALL THERE BE ANY OFFER, SOLICITATION OR SALE OF SECURITIES IN ANY STATE OR JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE. ANY SUCH OFFER, SOLICITATION OR SALE WILL BE MADE IN COMPLIANCE WITH ALL APPLICABLE SECURITIES LAWS. THE COMMISSIONER OF BUSINESS OVERSIGHT OF THE STATE OF CALIFORNIA DOES NOT RECOMMEND OR ENDORSE THE PURCHASE OF THESE SECURITIES.

Item 9.01.	Financial Statements and Exhibits.

d) Exhibits

The following are filed as exhibits to this Current Report on Form 8-K.

Exhibit No.	Description
99.1	Press Release of Signature Group Holdings, Inc., dated February 25, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIGNATURE GROUP HOLDINGS, INC.

Date: February 25, 2015	By:	/s/ W. CHRISTOPHER MANDERSON
	Name:	W. Christopher Manderson
	Title:	Executive Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release of Signature Group Holdings, Inc., dated February 25, 2015.